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                                Promissory Note
$                                               ,                       , 19
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                       after date, I (or if more than one maker) we jointly and
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severally promise to pay to the order of                at
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                                                                        DOLLARS,
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with interest thereon at the rate of    % per annum from
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until paid; interest to be paid
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and if not so paid,  all principal and interest,  at the option of the holder of this note, to become immediately due and collectible. Any part hereof may be paid at any time. If this note is placed in the hands of an attorney for collection, I/we promise and agree to pay holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon; if a suit or an action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard or decided.

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FORM NO. 216--PROMISSORY NOTE. TB      STEVENS-NESS LAW PUB. CO., PORTLAND, ORE.